LAZARD RETIREMENT SERIES, INC.

Lazard Retirement Emerging Markets Equity Advantage Portfolio

Supplement to Current Prospectus

Effective as of April 1, 2021 (the "Effective Date"), the following replaces the table in "Summary Section—Lazard Retirement Emerging Markets Equity Advantage Portfolio—Fees and Expenses" in the Prospectus:

	Service	Investor
	Shares	Shares
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees*	.75%	.75%
Distribution and Service (12b-1) Fees	.25%	None
Other Expenses**	.18%	.18%
Total Annual Portfolio Operating Expenses	1.18%	.93%
Fee Waiver and/or Expense Reimbursement***	.03%	.03%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.15%	.90%
*	Restated to reflect current management fee.
**	Based on estimated amounts for the current fiscal year.
***	Reflects a contractual agreement by Lazard Asset Management LLC (the "Investment Manager") to waive its fee and, if necessary, reimburse the Portfolio until April 30, 2022, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and .90% of the average daily net assets of the Portfolio's Service Shares and Investor Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds," fees and expenses related to filing foreign tax reclaims and extraordinary expenses. This expense limitation agreement can only be amended by agreement of the Fund, upon approval by the Fund's Board of Directors, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Effective as of the Effective Date, the following replaces the table in "Summary Section—Lazard Retirement Emerging Markets Equity Advantage Portfolio—Example" in the Prospectus:

	1 Year	3 Years
Service Shares	$ 117	$ 372
Investor Shares	$ 92	$ 293

Effective as of the Effective Date, the following replaces any contrary information in the first table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Investment Management Fee Payable
Retirement Emerging Markets Equity Advantage Portfolio	.75%

Effective as of the Effective Date, the following replaces any contrary information in the second table in "Fund Management—Investment Manager" in the Prospectus:

Name of Portfolio	Service Shares	Investor Shares
Retirement Emerging Markets Equity Advantage Portfolio***	1.15%	.90%

*** This agreement will remain in effect until April 30, 2022.

Dated: March 29, 2021